UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 25, 2014

(Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On August 25, 2014, Abbott Laboratories (Chile) Holdco (Dos) SpA (“Holdco”), a wholly-owned subsidiary of Abbott Laboratories (“Abbott”), commenced a tender offer (the “U.S. Offer”) to purchase (i) from U.S. holders only, up to 100 percent of the outstanding ordinary shares of CFR Pharmaceuticals S.A. (“CFR”) and (ii) from all holders, wherever resident, up to 100 percent of the American Depositary Shares representing ordinary shares of CFR, in each case on the terms and subject to the conditions set forth in the U.S. Offer to Purchase, dated August 25, 2014, and the related ancillary documents, as applicable.

Simultaneously with the U.S. Offer, Holdco is making an offer (the “Chilean Offer”, and together with the U.S. Offer, the “Offers”), in accordance with the tender offer rules of the Republic of Chile, to purchase all of the outstanding ordinary shares of CFR, for the same price and on substantially the same terms as the U.S. Offer (except that tendering holders in the Chilean Offer can elect to be paid in Chilean pesos).

A copy of the press release announcing launch of the Offers is attached as Exhibit 99.1.

The Offers are being made pursuant to an agreement, dated as of May 15, 2014 (the “Transaction Agreement”) between Abbott Investments Luxembourg S.à r.l., a wholly-owned subsidiary of Abbott, and Positron Limited, as previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2014.  The Transaction Agreement was filed as Exhibit 2.1 to Abbott’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated as of August 25, 2014, announcing launch of the Offers.

Private Securities Litigation Reform Act of 1995 — A Caution Concerning Forward-Looking Statements

Some statements in this Form 8-K may be forward-looking statements for the purposes of the Private Securities Litigation Reform Act of 1995.  Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements.  Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to Abbott’s Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2013 and are incorporated by reference.  Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: August 25, 2014	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated as of August 25, 2014, announcing launch of the Offers.